UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 16, 2003
                                                --------------------------------



                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-101254                   06-1204982
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                         10021
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------

                                 Not applicable
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           (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of the MASTR Alternative Loan Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------


            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            99.1 Structural and Collateral Term Sheets prepared by UBS Securities LLC in connection with the MASTR Alternative Loan Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.



      July 18, 2003

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                      Name:   Glenn McIntyre
                                      Title:  Associate Director

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                      Name:   Steve Warjanka
                                      Title:  Associate Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

99.1              Structural and Collateral Term Sheets               (E)
                  prepared by UBS Securities LLC in
                  connection with the MASTR Alternative
                  Loan Trust 2003-5, Mortgage Pass-Through
                  Certificates, Series 2003-5.